                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                       INTEGRATED MEDICAL SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           PLEASE DATE, SIGN AND MAIL YOUR
                         PROXY CARD BACK AS SOON AS POSSIBLE!


                            ANNUAL MEETING OF STOCKHOLDERS
                          INTEGRATED MEDICAL RESOURCES, INC.

                                     MAY 30, 1997





                   PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED


/ X / PLEASE MARK
      YOUR VOTES AS IN THIS
      EXAMPLE

                   FOR       WITHHELD
1.  ELECTION OF   /   /       /   /
    DIRECTORS.

FOR EXCEPT VOTE WITHHELD FOR THE FOLLOWING NOMINEE(S):


----------------------------------------------------------------

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES AND THE OTHER PROPOSALS SET FORTH BELOW.

NOMINEES:    Alan D. Frazier
             John K. Tillotson, M.D.

                                             FOR        AGAINST        ABSTAIN
2.  RATIFICATION OF INDEPENDENT AUDITORS   /   /        /   /          /   /
    ERNST & YOUNG LLP

3.  AMENDMENT TO THE 1995 STOCK OPTION     /   /        /   /          /   /
    PLAN TO INCREASE THE NUMBER OF
    SHARES OF COMMON STOCK SUBJECT TO
    OPTION THEREUNDER BY 460,000 SHARES

4.  AMENDMENT TO THE NON-EMPLOYEE          /   /        /   /          /   /
    DIRECTOR STOCK OPTION PLAN TO
    INCREASE THE NUMBER OF SHARES OF
    COMMON STOCK SUBJECT TO OPTION
    THEREUNDER BY 40,000 SHARES.

5. OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED AND "FOR" EACH OF THE PROPOSALS LISTED.

SIGNATURE(S)                                                     DATE
             ---------------------------------------------------      ----------
SIGNATURE(S)                                                     DATE
             ---------------------------------------------------      ----------

NOTE: PLEASE SIGN ABOVE EXACTLY AS NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENENTS BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
         IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

PROXY                                                                      PROXY

                            INTEGRATED MEDICAL RESOURCES, INC.

                                11320 WEST 79TH STREET
                                 LENEXA, KANSAS 66214

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Troy A. Burns, M.D. and T. Scott Jenkins, or either of them, as Proxies, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all the shares of Common Stock of Integrated Medical Resources, Inc.
the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on May 30, 1997, or any adjournment or postponement thereof. This proxy revokes all prior proxies given by the undersigned.

             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                         USING THE ENCLOSED PREPAID ENVELOPE.

                   (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)